# SSII – SHAPING A NEW ERA IN ROBOTIC SURGERY

Dr Sudhir Srivastava

Chairman and CEO

SS Innovations International, Inc.

MoneyShow

August 8, 2023

OTCMKTS : SSII

# DISCLAIMERS

**No Offering of Securities**

No offer is made by this Investor Presentation (this "**Presentation**") to invest in SS Innovations International, Inc. (the "**Company**") or to purchase any of its securities. Any offer to make such an investment or purchase any of its securities will be made only pursuant to definitive offering documentation furnished by the Company.

**Forward-Looking Statements**

This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward-looking statements. Examples of forward-looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services. In some cases, you can identify forward-looking statements by the use of terminology such as **"may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential"** and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. We undertake no obligation to update any of the forward-looking statements after the date of this Presentation to conform them to actual results.

**Projected Financial Information**

The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company's business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them.

OTCMKTS : SSII

# Future of Medical Robotics
# By – Global Leaders



**Sudhir Srivastava, MD**
Founder , Chairman & CEO
SSI Group



**Frederic H Moll, MD**
Founder , Intuitive Surgical Inc

**OTCMKTS : SSII**

# Global Landscape of Robotic Surgery

There is a global acceptance of Robotic surgical procedures across the world, for its tremendous benefits

- Faster Recovery Period
- Less Pain & Discomfort
- Greater Precision
- Reduced Risk of Infection
- Better Screening
- Minimal Blood Loss
- Smaller Incisions

Despite this, most of the global market penetration is only in developed economies.

7 billion people do not have easy access to the benefits of robotic surgery, due to

- High Costs
- Steep Learning Curve

**This created the need for an advanced, affordable and accessible surgical robotic system**

whose development is led by the experience of a robotic surgeon

OTCMKTS : SSII

SSI MANTRA

Advanced . Affordable . Accessible
Robotic Surgery

## Our Mission

To make gold-standard healthcare affordable and accessible to every patient throughout the world.

OTCMKTS : SSII




Open Ergonomics

# Surgeon Command Center

| | |
|---|---|
| Ergonomic **Open Faced Console** | Large **3D HD Monitor** for true depth perception |
| Large **2D Touch Monitor** for system control | User-Friendly **Hand Control Design** |
| **Head-Tracking** Safety Feature | Advanced **Console Ergonomics Control** |

OTCMKTS : SSII

# Surgeon Hand Control Device



Clutch Button
Pinch Grip
Pitch
Pitch
SSI MANTRA
Roll
Yaw
Palm Gripper
Axis 1
Axis 1
Jaws
Yaw movement
Axis 3
Distal end
Pitch movement
Axis 2
Proximal end
Roll movement

OTCMKTS : SSII



# Patient Side Robotic Arm Carts

**Modular**
Robotic Carts

Freedom of
**Patient Docking**

**3 / 4 / 5**
Patient Cart
Connectivity

**Absolute Stability**
Parking Locks

Smaller Individual cart footprint

Advanced touch screen controls

OTCMKTS : SSII



# Vision Cart

| | |
|---|---|
| Large **3D 4K Monitor** For OR Staff | **OMNI 3D HD** Multimedia recording and streaming platform |
| **Olympus Articulating Endoscope** and Camera Control Unit | Universal **Safety features** |
| **Pre-Operative** Guidance Software | **UPS** battery backup |

**OTCMKTS : SSII**

# Regulatory Approvals & Global Standards Certifications

**Approved/Certified**

**In Process of Approval/Certification**

**Requisite filings for USFDA & CE approvals being initiated in first quarter of 2023. CE expected in 2023 & FDA in 2024**

**OTCMKTS : SSII**

# Global surgical robotics market is expected to grow at a CAGR of 11% from ~5.5 Bn USD in 2020 to ~17 Bn USD by 2031



GLOBAL SURGICAL ROBOTICS MARKET IN US$ Millions
CAGR 11%
5,460
16,774
2020
2031

The three broad revenue segments of surgical robotics by component type :

- Surgical systems
- Instruments and accessories (used per procedure)
- Service (annual maintenance and upgrades)



BREAKUP OF GLOBAL SURGICAL ROBOTICS MARKET BY COMPONENT TYPE
2020
2031
CAGR 8%
907
2,116
CAGR 10%
1,737
5,122
CAGR 12%
2,816
9,536
Service
System
Instruments & accessories

Instruments and accessories as a component currently contributes to ~52% & is expected to increase to ~57% by 2031

Surgical Robotics Revenue by geography (US$ Millions)

| Geography | 2020 | 2031 | CAGR |
|---|---|---|---|
| America | 3,463 | 8,374 | 8.40% |
| Europe | 998 | 3,830 | 13.00% |
| Asia-Pacific | 936 | 4,343 | 15.00% |
| Rest of the world | 63 | 228 | 12.30% |

OTCMKTS : SSII

# SSII Value Drivers

**Clinically Validated:** Two successful clinical trials completed. Over 275 successful surgeries performed using the SSi Mantra surgical robotic system . The SSi Mantra is clinically validated to perform more than 30 types of surgeries.

**Innovative Product Offering:** Developed by a team of world-class medical and engineering professionals: the SSi Mantra surgical robotic system, SSi Mudra surgical instruments, and the SSi Maya, an XR-based surgical robotic training platform.

**Competitive Cost Advantage:** SSi Mantra surgical robotic system offers a wide range of specialty applications at approximately 30% the cost of the market leader.

**Attractive Market Opportunity:** The global addressable market for surgical robotics is expected to reach US$17 billion by 2031. The Indian surgical robotics market alone is anticipated to reach US $313 million in 2024.

**An Underserved Population:** The current Robotic Systems cover mostly developed economies that accounts for almost 93% penetration, leaving only 7% penetration for almost 7 Billion people globally. India has approximately 70,000 hospitals and only 150 surgical robotic machines.

**Early Adoption:** Twelve systems currently installed, nine additional purchase orders received, and 12-15 orders expected in H2 2023. International sales have begun.

**Regulatory Approvals:** Indian Medical Device regulatory approval (CDSCO) secured for the SSi Mantra; FDA and CE approvals expected in 2024/2025.

**Global Access:** Access to 120 countries with minimal regulatory approvals or Indian Regulatory Approval acceptance.

**Strong Patent Protection:** An impressive IP portfolio of 124 patents, Copyrights and Trademarks. 56 granted patents.

OTCMKTS : SSII

SS Innovations International Inc.

www.ssinnovations.com | info@ssinnovations.org